Exhibit 99.1

Investor
Presentation
__________

September 30, 2005

Safe Harbor Statement

Cautionary Statement under “Safe Harbor,” Provision of the Private Securities Litigation
Act of 1995:  This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects.  Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the “SEC”), or in
our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities
Exchange Act of 1934 as amended.  These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties.  In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved.  We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE
Group’s public filings with the SEC.

In certain instances when presenting PXRE’s results, management has included and discussed certain “non-GAAP” financial measures.  For example, operating income excludes after-tax realized investment gains and losses and foreign exchange gains and losses, as well as other non-recurring items. These excluded items may be material in a period.  Management believes that providing non-GAAP financial measures such as  operating income provides useful information regarding PXRE’s results of operations consistent with industry practices which enables investors, security analysts and rating agencies to make performance comparisons with PXRE’s competitors.  The reconciliation of such non-GAAP financial measures to the applicable GAAP financial measures is included in PXRE’s press releases.

Non-GAAP Financial Measures

Market Opportunities

PXRE’s franchise is well positioned to take advantage of improved market conditions and  gain market share

Katrina will most likely be largest natural peril industry loss ever, possibly doubling Hurricane Andrew, the next largest

Feedback from Monte Carlo, Baden Baden and PCI meetings was
very positive

Substantial increases in rates and improvements in terms and conditions

These rate increases are on top of 2005 strong pricing environment

Proven ability to fully participate in post-event hard market opportunities

Almost all of PXRE’s lines of business will be positively impacted

Recent Hard Markets

Hard market and normalized catastrophe activity should result in low 20s
ROEs and mid 50s combined ratios

1  For example, average of 1993-1997 Net Earned Premium (NEP) less 1992 NEP, divided by 1992 NEP

2   2002 to June 30, 2005; excludes exited lines and impact of Hurricane Katrina; includes $143.7 million and 18.3 loss ratio points related to impact of 2004 Florida Hurricanes

77.1%

58.5%

Average Combined Ratio

20.6%

18.0%

Average ROE

43.8%

34.8%

Average Loss Ratio

330%

86%

Growth in Average Annual
Net Earned Premium 1

2002 to 2005 2

1993 to 1997

The PXRE Franchise

Highly-focused provider of property catastrophe and risk excess reinsurance to the worldwide marketplace

Established in 1986; the longest tenured short-tail specialist reinsurer

One of the leading property retrocessional writers in the world

Strong underwriting team with proven long-term track record

Operations in Bermuda, Europe and the United States

“A-” rated by both A.M. Best and S&P

Well positioned to benefit from upcoming attractive market conditions in the property catastrophe reinsurance and retrocessional business

Retro Market Leader

PXRE is among the top four retrocessional market participants worldwide

Retro business is a unique niche with fewer competitors than traditional reinsurance

Underwriting retrocessional business requires specialized skills

PXRE’s proprietary models and market tenure allow it to
successfully underwrite despite the lack of transparency

Client relationships are critical

Retro business has higher returns than traditional
catastrophe reinsurance

$350
$300
$250
$200
$150
$100
$50
$0
$12
$12
$9
$11
$17
$20
$57
$97
$90
$65
$75
$65
$65
$66
$61
$176
$262
$302
$319
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E

Performance Through the Cycle

Cumulative Cat & Risk Loss Ratio 1987 to Sept. 30, 2005 = 71.8%

($ in millions)

Blue shaded years are hard market periods,
grey shaded years are soft market periods.

Cumulative Cat & Risk loss ratio shown
above includes Hurricanes Katrina and Rita.

Specialty
6%
Risk Excess
7%
Retro
36%
Prop Cat
51%

Non-Property
6%
North America
28%
International
18%
Multi-Territory
48%

By Geography

By Line of Business

Geographically Diversified
Business Mix

2005 Projected NPW

2006 Rate Expectations

Price Changes

Retro                                   Over 35%

US Cat                             Over 25%

Risk XS                           Over 100%

Int’l Cat                          Over 10%

Coverage Restrictions

Risk Excess – natural perils excluded

Retro - limited territorial scope

U.S. Cat - some will contain punitive
reinstatement provisions, limitation of
territorial scope

Cat on Direct & Facultative - will
contain exposure resets, exclusion of
binder business

Superior Underwriting Technology
and Risk Management

Crucible

Risk management system

Combines proprietary retro and other models with 3rd party
models

Capital allocated to each deal based on profitability and
correlation

Allows 3rd party model optimization

Cap on zonal aggregates

Based on contractual limits

Monitored dynamically by Crucible

Set to ensure ability to fully participate after the event

Percent of capital varies with market conditions

Katrina Estimate

Estimate of net impact: $330 million

Approximately based on property industry loss of $40 billion

However, process was not market-share based

Methodology

Every contract contains a maximum exposure per event

All contracts with potential exposure in Gulf identified

Stochastic storms selected by AIR as most similar to Katrina and Rita were run against the portfolio

Underwriters performed ground-up review of all contracts with potential exposure to these storms, applying judgment and knowledge of client exposure to develop contract by contract estimates

Modeled loss estimate and ground-up estimate compared for reasonability

Process repeated multiple times with larger stochastic storms implying greater industry losses

Risk Controls Performed as Expected

Katrina validates PXRE risk controls. Our success was achieved by:

A focused, limited book of business

Clarity as to the interrelationship of business lines

Risk management not model based

Recall PXRE’s out-performance in 2004 where loss to premium was half of peer average

PXRE’s loss at an approximate $40B industry loss estimate is less than:

The stochastic PML’s provided to the ratings agencies

Our stated worst case event loss

Our brokers’ and clients’ expectations

Katrina was a significant loss for PXRE, but our balance sheet and market position remain strong and ready to capitalize on the current opportunities

Our monoline strategy leads to higher losses as a percent of capital and more powerful uplift from market conditions

Ratings Agencies

A-

“Strong”

7th highest of 22 ratings

Credit Watch Negative

A-

“Excellent”

4th highest of 16 ratings

Under Review with Negative Implications

Rating Today

“Upon the successful exchange to common equity and
after evaluating management’s progress in reducing
prospective earnings and capital volatility, Standard &
Poor's will most likely affirm the current ratings and
assign a stable outlook.”

We believe we will be removed from “credit watch
negative” following the Shareholder Vote on
November 18, 2005.

“Additionally, the group’s A- (Excellent) rating will
remain under review with negative implications pending
PXRE’s successful completion of its capital plan. If the
plan is executed in accordance with A.M. Best’s
expectations, which include the exchange of preferred
shares to common shares, the financial strength ratings
of A- (Excellent) will likely be affirmed.”

We believe we will be removed from “under negative
review” following the Shareholder Vote on
November 18, 2005.

Credit Watch
Negative To
Come Off

“The ratings on PXRE reflect the companies' strong
competitive position in the Bermuda catastrophe
reinsurance and retrocessional market, historically strong
operating performance, and upon the exchange of series
D perpetual preferred to common equity, strong capital
adequacy. The ratings also reflect the relatively high
capital and earnings volatility borne from a monoline
property catastrophe profiles compared with more
diversified, multiline peers.”

“As a global property catastrophe reinsurer, PXRE is
exposed to high severity losses associated with
catastrophic events on a worldwide basis. As a result of
these events in 2005, property catastrophe pricing is
expected to increase, which should benefit returns,
barring any other catastrophic events. A.M. Best expects
PXRE to manage its risk-adjusted capital and financial
leverage ratios within acceptable ranges to support its
new financial strength and debt ratings.”

Comments on
PXRE

Standard & Poor’s

A.M. Best

Implications of Rating Agency Shift

S&P and A.M. Best have communicated revised capital adequacy ratios for monoline catastrophe writers, such as PXRE

The revised CAR ratios make it uneconomic to remain “A” rated

At an “A-” level, the risk/capital ratio is lower than “A” before the change:

Downgrades based on strategy, rather than claims paying ability, dramatically decreases negative impact in reinsurance market

We disagree with market commentary that the agencies’ change makes monoline strategy untenable

At an “A-” rating we can attract customers, deliver appropriate operational leverage and earn an attractive risk-adjusted return on equity

160%

          225%

PXRE Minimum Post-Katrina “A-” CAR

180%

          250%

PXRE Minimum Pre-Katrina “A” CAR

S&P

          A.M. Best

Capital Raise

Public:  $115 million, common shares

Private:  $375 million, Perpetual Preferred Shares, mandatorily exchangeable upon shareholder vote (expected November 18, 2005)
into common shares

November 18 Vote

“Yes” vote

Mandatory exchange of perpetual preferred into common shares

“No” vote

No voting rights

Pro rata share of common share dividends

PIK dividend of 15% per annum stepping up by 2% per year for three years if shareholders do not vote to approve conversion to common shares by April 1, 2006

Senior to common shares

Certain additional consent rights related to corporate actions

Strong Capital Position

Pro-Forma

Actual

Sept. 30, 2005

1

31-Dec-04

$ Increase

% Increase

Shareholders' Equity

913,963

696,555

217,408

31.2%

Debt

         167,080

   167,075

              5

0.0%

  Total Capital

1,081,043

863,630

217,413

25.2%

Surplus (after inter-company eliminations):

  PXRE Bermuda

903,500

617,000

286,500

46.4%

  PXRE US

138,000

224,926

(86,926)

-38.6%

  Total Surplus

1,041,500

841,926

199,574

23.7%

Capital Raise

475,000

Capital Raise as a % of:

  Katrina and Rita loss

136%

  September 30, 2005 shareholders' equity

2

108%

1

  As disclosed in PXRE Group Ltd.'s Form 10-Q for the quarterly period ended September 30, 2005

2

  Shareholders' equity was $440 million at September 30, 2005

Short-term Investments 13.8%
Hedge Funds 11.5%
Other 0.3%
Fixed Maturities 74.4%

Indexed Price Performance
260
240
220
200
180
160
140
120
100
1997
1998
1999
2000
2001
2002
2003
2004
2005
S&P 500
CISDM Fund of Funds Index
PXRE Hedge Fund Portfolio

Prudent Investment Philosophy

Investment Portfolio

Hedge Fund Portfolio

Capital preservation is key goal

High quality, low duration fixed income portfolio
supplemented by a small fund-of-funds hedge
fund portfolio

Very low correlation between underwriting and
financial risks

Detailed portfolio guidelines and controls –
diligent monitoring

Third party investment managers:

Gen Re New England Asset Management
(GRNEAM) – match liabilities with high
quality fixed income securities

Mariner Investments – manages alternative
investments focusing on strategies with better
risk adjusted returns than straight equity or
fixed income portfolios

Fixed Income Portfolio – risk averse to interest
rate and credit risks

AA+

Weighted Average
Credit Rating:

$1.1 billion

Market Value:

1.9 years

Duration:

Fixed Maturities and ST Investment

S&P 500

CISDM Index

PXRE Portfolio

Average Annual Return

8.28%

7.80%

10.82%

Standard Deviation

19.33

5.24

6.41